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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 2, 1998 (except for Note 15 as to which the date is March 6, 1998) in the Registration Statement (Form S-4) and the related Prospectus of Eye Care Centers of America, Inc. dated June 10, 1998.

                                   /s/ Ernst & Young LLP

San Antonio, Texas
June 8, 1998